UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2015

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13045 (Commission File Number)	23-2588479 (IRS Employer Identification Number)

One Federal Street

Boston, Massachusetts 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 535-4766

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☒           Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01              Regulation FD Disclosure.

On October 14, 2015, Iron Mountain Incorporated (the “Company”) will post on its website, www.ironmountain.com, under “Company” “ — Investors,” an investor presentation (the “Investor Presentation”) and issue a press release.   A copy of the Investor Presentation to be posted by the Company is furnished as Exhibit 99.1 hereto and a copy of the press release is furnished as Exhibit 99.2.

Item 8.01.             Other Events

On October 14, 2015, the Company will issue a press release and post the Investor Presentation to its website, neither of which are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

Exhibit 99.1	Investor Presentation dated October 14, 2015. (Furnished herewith)
Exhibit 99.2	Press release dated October 14, 2015. (Furnished herewith)

Important Information and Where to Find It

Iron Mountain has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the approval of the issuance of Iron Mountain common stock to Recall Holdings Limited (“Recall”) shareholders. Equivalent information will be included in the scheme booklet that Recall will prepare and, following approval from the Australian Court, dispatch to its shareholders in connection with the scheme meeting at which Recall shareholders will consider whether or not to support the acquisition of Recall by Iron Mountain by way of scheme of arrangement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRON MOUNTAIN, RECALL, THE SCHEME IMPLEMENTATION DEED AND THE SCHEME OF ARRANGEMENT. Investors and security holders will be able to obtain these materials (if and when they are available) and other documents filed by Iron Mountain with the SEC free of charge at the SEC’s website, www.sec.gov, and those documents released by Recall to the Australian Securities Exchange (ASX) announcements platform free of charge at ASX’s website, www.asx.com.au. In addition, stockholders will be able to obtain copies of the proxy statement and other documents filed with the SEC from Iron Mountain’s website at www.ironmountain.com or by directing such request to Iron Mountain at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, Attention: Investor Relations.

Participants in Potential Solicitation

Iron Mountain and certain of its respective directors, executive officers and other persons may be deemed to be participants in the anticipated solicitation of proxies in respect of the vote that would be required by Iron Mountain’s shareholders in connection with the issuance of Iron Mountain common stock as contemplated by the Scheme Implementation Deed. Information regarding Iron Mountain’s directors and executive officers is available in Iron Mountain’s proxy statement filed with the SEC on April 13, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Forward-looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and be subject to the safe-harbor created by such Act.  Forward-looking statements include, but are not limited to, our financial performance outlook and shareholder returns in 2015 and through 2020, including after giving effect to our proposed acquisition of Recall, and statements regarding our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as expected cost savings from our Transformation program, our proposed acquisition of Crozier Fine Arts (“Crozier”), projected revenues from our emerging market acquisition pipeline, valuation creation and returns associated with our data center business and other adjacent businesses, and the benefits associated with increasing the percentage of real estate that we own.  These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions, we are making forward-looking statements.  You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur.  Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations.  Important factors that could cause actual results to differ from our other expectations include, among others: (i) our expected dividends may be materially different than our estimates; (ii) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (iii) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers’ information; (iv) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (v) changes in customer preferences and demand for our storage and information management services; (vi) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (vii) the cost or potential liabilities associated with real estate necessary for our business; (viii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States.; (ix) changes in the political and economic environments in the countries in which our international subsidiaries operate; (x) changes in the cost of our debt; (xi) changes in the amount of our capital expenditures; (xii) our ability to remain qualified for taxation as a real estate investment trust; (xiii) our ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently, including Crozier; and (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated.  In addition, with respect to the potential Recall transaction, our ability to close the proposed transaction in accordance with its terms and within the anticipated time period, or at all, is dependent on our and Recall’s ability to satisfy the closing conditions for the transaction, including the receipt of governmental and shareholder approvals, and the benefits of the potential Recall transaction, including potential cost synergies and other synergies (including tax synergies), may not be fully realized or may take longer to realize than expected. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ending December 31, 2014, our current report on Form 8-K, filed with the SEC on May 7, 2015 and our quarterly report on From 10-Q for the fiscal quarter ending June 30, 2015 and in Recall’s filings with the Australian Stock Exchange, including Recall’s Annual Report for the fiscal year ending June 30, 2015. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

Date: October 14, 2015	By:	/s/ Ernest W. Cloutier
Ernest W. Cloutier
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	Investor Presentation dated October 14, 2015. (Furnished herewith)
Exhibit 99.2	Press release dated October 14, 2015. (Furnished herewith)